THE PRUDENTIAL SERIES FUND

PSF Small-Cap Value Portfolio

Supplement dated March 17, 2023 to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information for The Prudential Series Fund (the Trust), and the Summary Prospectus for the PSF Small-Cap Value Portfolio (the Target Portfolio) and this supplement should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust (the Board) recently approved the reorganization (the Reorganization) of the Target Portfolio into the PSF Small-Cap Stock Index Portfolio (the Acquiring Portfolio), another series of the Trust.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the Reorganization will not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders.

The Reorganization identified above is not subject to shareholder approval. In connection with the Reorganization, the Board approved a plan of reorganization and the preparation and filing of a Form N-14 Information Statement/Prospectus with the US Securities and Exchange Commission. Contract owners will be allowed one free transfer out of the Target Portfolio during the period within 60 days of the effective date of a Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Additional information will be included in the Form N-14 Information Statement/Prospectus relating to the Reorganization, which is anticipated to be mailed to Target Portfolio shareholders in the second quarter of 2023.

It is expected that the Reorganization will be completed in, or around, the second quarter of 2023, or as soon as reasonably practicable.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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